SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: May 22, 1997
                        (Date of earliest event reported)



                             COMPUTER CONCEPTS CORP.
                             -----------------------
             (Exact name of registrant as specified in its charter)



   Delaware                     0-20660                  11-2895590
   --------                     -------                  ----------
(State or other              (Commission                (IRS Employer
 jurisdiction of              File Number)             Identification
 incorporation)                                            Number)




   80 Orville Drive, Bohemia, New York                    11716
   -----------------------------------                    -----
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number
including area code                                   (516) 244-1500
                                                       -------------



-------------------------------------------------------------------------------
   (Former name or former address, if changed since last report)

Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

(a)  On May 22, 1997, with the approval of the Registrant's Board of
     Directors and Audit Committee, the Registrant dismissed Grant Thornton LLP as its independent accountants for the year ending December 31, 1997.

(b) Grant Thornton LLP's reports on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, other than to include in their report for the Company's financial statements as of and for the year ended December 31, 1996, the following statement: "The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the consolidated financial statements, the Company continued to sustain significant losses and use substantial amounts of cash in operations during the year ended December 31, 1996. These factors, among others, as discussed in note 1 to the consolidated financial statements, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

(c) During the two most recent fiscal (calendar) years and through the date of dismissal (May 22, 1997), there were no disagreements with Grant Thornton LLP on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to Grant Thornton LLP's satisfaction, would have caused Grant Thornton LLP to make reference to the subject matter of the disagreement(s) in connection with its reports on the Registrant's financial statements.

(d) The response letter from Grant Thornton LLP required by Item 304 of Regulation S-K is filed as an exhibit to this report.

Item 7.   Financial Statement and Exhibits

     Exhibits

     16. Letter, dated May 29, 1997, from Grant Thornton LLP to the Securities and Exchange Commission.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Computer Concepts Corp.



Date: May 29, 1997                 By: /s/ George Aronson
                                       --------------------------------------
                                        George Aronson
                                        Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit
Number

16             Letter, dated May 29, 1997, from
               Grant Thornton LLP to the
               Securities and Exchange Commission

                                                                 Exhibit 16
                                                                 ----------

May 29, 1997



Securities and Exchange Commission
Washington, D.C.  20549

Re:  Computer Concepts Corp.
     File No. 0-20660

Dear Sir or Madam:

We have read Item 4 of the Form 8-K of Computer Concepts Corp. dated May 22, 1997, and agree with the statements contained therein, except that we are not in a position to agree or disagree with the statement that the change was approved by the Board of Directors and Audit Committee of the Company.

Very truly yours,

/s/Grant Thornton LLP
---------------------
GRANT THORNTON LLP